SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 11, 2003

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

       DELAWARE                       0-26483                     94-3236309
   (State or other                   (Commission               (I.R.S. Employer
   jurisdiction of                  File Number)               incorporation or
Identification Number)                                           organization)

             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000


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Item 5.  Other Events.

On February 11, 2003, VaxGen, Inc. released its financial results for the fourth quarter and year ended December 31, 2002.

The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

      EXHIBIT      DESCRIPTION

      99.1         Press Release issued February 11, 2003.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         VaxGen, Inc.
                                         (Registrant)

Dated: February 13, 2003                 By: /s/ Carter A. Lee
                                         ---------------------------
                                         Carter A. Lee
                                         Senior Vice President
                                         Finance & Administration


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                                  EXHIBIT INDEX

      EXHIBIT No.  DESCRIPTION

      99.1         Press Release issued February 11, 2003.